-----------
SunAmerica
-----------


                  Money Market Fund

                                        ------------------
                                        1999 Annual Report
                                        ------------------


[LOGO] SunAmerica
       Mutual Funds

                  SunAmerica Money Market Funds Annual Report

                                                               February 16, 2000

Dear Shareholders:

  For the twelve months ending December 31, 1999, the SunAmerica Money Market Fund Class A shares returned 4.44%.* At year-end, the Funds Class A had an SEC 7-day effective yield of 5.04% and an SEC 7-day current yield of 4.92%.

  During the Fund's annual period, three major factors combined to push yields on short-term money market securities significantly higher:

  . The ongoing extraordinary performance of the U.S. economy. Rapid U.S.
    economic growth, record equity market returns, benign inflation, and the lowest unemployment rate in a generation powered the period's strong consumer confidence and consumption.

  . The actions of the Federal Reserve Board. The Fed took the position that interest rate increases were needed to combat inflationary pressures. The Fed believed that despite previous increases in productivity, tight labor markets eventually would cause increases in labor costs and, ultimately, consumer prices. Thus, the Federal Reserve Board raised interest rates by 0.25% three times--on June 30, August 24, and again on November 16--for a year-end rate of 5.50%. These increases returned the rate to the level it had been prior to the global economic crisis of 1998. If not for Y2K concerns, a fourth move by the Fed would have been likely in December.

  . The liquidity concerns surrounding Year 2000. Driven by Y2K-related uncertainties, money market investors and issuers believed liquidity would be scarce over year-end. As a result, issuers flooded the market with securities early, thus driving yields still higher. As with most other Y2K issues, however, these liquidity concerns did not materialize into problems for the Fund and the money markets.

  Looking ahead for the near term, we believe the U.S. economy still has substantial momentum and that a tighter labor market will continue to boost consumer confidence. Therefore, we also believe that the Federal Reserve Board will raise interest rates further sometime in the first quarter of the year 2000, as it seeks to slow real economic growth to a more sustainable pace.

  To prepare for this possibility, we intend to maintain a neutral to shorter-than-benchmark average weighted maturity position over the near term. (As of December 31, 1999, the Fund's average weighted maturity stood at 39 days, slightly less than the Donoghue Average.) We will also, of course, continue to search for the best relatively valued securities, and will structure the portfolio to be flexible in order to accommodate any changes in our economic outlook.

/s/ Brian H. Wiese
Brian H. Wiese
Portfolio Manager

* Return does not reflect sales charges.

SunAmerica Money Market Fund
STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1999

ASSETS:
Investment securities, at value (amortized cost $904,928,649)......  $904,928,649
Cash...............................................................       332,368
Receivables for fund shares sold...................................    30,075,490
Interest receivable................................................     6,059,686
Prepaid expenses...................................................         7,319
                                                                     ------------
  Total assets.....................................................   941,403,512
                                                                     ------------
LIABILITIES:
Payable for fund shares repurchased................................    15,851,401
Investment advisory and management fees payable....................       367,010
Accrued expenses...................................................       382,894
Distribution and service maintenance fees payable..................       141,341
Dividends payable..................................................        99,734
                                                                     ------------
  Total liabilities................................................    16,842,380
                                                                     ------------
   Net assets......................................................  $924,561,132
                                                                     ============
NET ASSETS WERE COMPOSED OF:
Common stock, $.001 par value (10 billion shares authorized).......  $    924,529
Additional paid-in capital.........................................   923,510,062
                                                                     ------------
                                                                      924,434,591
Accumulated undistributed net investment income....................       126,541
                                                                     ------------
   Net assets......................................................  $924,561,132
                                                                     ============
Class A:
Net asset value ($881,223,354/881,191,761 shares outstanding)......  $       1.00
                                                                     ============
Class B:
Net asset value ($35,102,538/35,102,539 shares outstanding)........  $       1.00
                                                                     ============
Class II:
Net asset value ($8,235,240/8,235,054 shares outstanding)..........  $       1.00
                                                                     ============

See Notes to Financial Statements

SunAmerica Money Market Fund
STATEMENT OF OPERATIONS -- For the year ended December 31, 1999

INVESTMENT INCOME:
 Interest..............................................            $43,015,830
                                                                   -----------
EXPENSES:
 Investment advisory and management fees............... $3,948,616
 Transfer Agent and shareholder servicing fees and
  expenses-Class A.....................................  1,972,134
 Transfer Agent and shareholder servicing fees and
  expenses-Class B.....................................    132,117
 Transfer Agent and shareholder servicing fees and
  expenses-Class II....................................     10,905
 Service maintenance fees-Class A......................  1,140,729
 Distribution and service maintenance fees-Class B.....    396,861
 Distribution and service maintenance fees-Class II....     55,995
 Custodian fees and expenses...........................    231,041
 Registration fees-Class A.............................     76,049
 Registration fees-Class B.............................      8,819
 Registration fees-Class II............................      3,111
 Printing expenses.....................................     67,200
 Directors' fees and expenses..........................     20,926
 Audit and tax consulting fees.........................     49,825
 Insurance expense.....................................      5,037
 Legal fees and expenses...............................      9,125
 Miscellaneous expenses................................      6,947
                                                        ----------
                                                                     8,135,437
                                                                   -----------
  Less: expense offset and custody credits earned on
   cash balances.......................................               (113,055)
                                                                   -----------
  Net expenses.........................................              8,022,382
                                                                   -----------
Net investment income..................................             34,993,448
                                                                   -----------
Increase in net assets resulting from operations.......            $34,993,448
                                                                   ===========

See Notes to Financial Statements

SunAmerica Money Market Fund
STATEMENT OF CHANGES IN NET ASSETS

                                              For the year      For the year
                                                  ended             ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income.....................   $ 34,993,448      $ 29,187,297
                                              ------------      ------------
Net increase in net assets resulting from
 operations................................     34,993,448        29,187,297
Dividends and distributions to
 shareholders:
 From net investment income (Class A)......    (33,192,291)      (27,620,422)
 From net investment income (Class B)......     (1,556,098)       (1,562,707)
 From net investment income (Class II).....       (223,178)          (37,151)
                                              ------------      ------------
Total dividends and distributions to
 shareholders..............................    (34,971,567)      (29,220,280)
Increase in net assets from fund share
 transactions (Note 5).....................    200,477,588       183,393,962
                                              ------------      ------------
Total increase in net assets...............    200,499,469       183,360,979
Net Assets:
 Beginning of year.........................    724,061,663       540,700,684
                                              ------------      ------------
 End of period (including undistributed net
  investment income of $126,541 and
  $104,660 at December 31, 1999 and
  December 31, 1998, respectively).........   $924,561,132      $724,061,663
                                              ============      ============

See Notes to Financial Statements

SunAmerica Money Market Fund
FINANCIAL HIGHLIGHTS

                            Net                                      Net               Net                      Ratio of
                           Asset                         Dividends  Asset             Assets   Ratio of      net investment
                           Value      Net     Total from  from net  Value             end of   expenses        income to
         Period          beginning investment investment investment end of   Total    period  to average        average
         Ended           of period   income   operations   income   period Return(1) (000's)  net assets       net assets
------------------------ --------- ---------- ---------- ---------- ------ --------- -------- ----------     --------------
                                                                    Class A
                                                                    -------
12/31/95................  $1.000     $0.051     $0.051    $(0.051)  $1.000   5.18%   $316,308    1.01%(2)         5.04%
12/31/96................   1.000      0.045      0.045     (0.045)   1.000   4.61     398,698    1.00(2)          4.52
12/31/97................   1.000      0.047      0.047     (0.047)   1.000   4.82     511,908    0.98(2)          4.73
12/31/98................   1.000      0.047      0.047     (0.047)   1.000   4.80     687,801    0.95(2)          4.70
12/31/99................   1.000      0.044      0.044     (0.044)   1.000   4.44     881,223    0.95(2)          4.36
                                                                    Class B
                                                                    -------
12/31/95................  $1.000     $0.044     $0.044    $(0.044)  $1.000   4.49%   $ 51,799    1.78%(2)         4.37%
12/31/96................   1.000      0.038      0.038     (0.038)   1.000   3.83      29,114    1.77(2)          3.76
12/31/97................   1.000      0.040      0.040     (0.040)   1.000   4.03      28,391    1.74(2)          3.95
12/31/98................   1.000      0.039      0.039     (0.039)   1.000   3.96      34,828    1.75(2)          3.88
12/31/99................   1.000      0.035      0.035     (0.035)   1.000   3.59      35,103    1.75(2)          3.53
                                                                    Class II
                                                                    --------
10/2/97-12/31/97........  $1.000     $0.010     $0.010    $(0.010)  $1.000   1.00%   $    402    1.75%(3)(4)      4.01%(3)
12/31/98................   1.000      0.039      0.039     (0.039)   1.000   3.94       1,433    1.75(4)          3.83
12/31/99................   1.000      0.035      0.035     (0.035)   1.000   3.57       8,235    1.61             3.59

------
(1) Total return is not annualized and does not reflect sales load
(2) The expense ratio reflects the effect of a gross up of custody and transfer agent expense credits as follows:

                    12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
                    -------- -------- -------- -------- --------
   Class A.........  0.05%    0.03%    0.02%    0.03%    0.01%
   Class B.........  0.13%    0.04%    0.02%    0.01%     --

(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                        12/31/97 12/31/98
                                        -------- --------
   Class II............................  4.74%    2.55%

See Notes to Financial Statements

SunAmerica Money Market Fund
PORTFOLIO OF INVESTMENTS -- December 31, 1999

                             Principal
                               Amount                                  Value
Security Description       (in thousands)  Rate**      Maturity       (Note 2)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-
 4.5%
Commerzbank AG...........     $10,000       5.31%       3/01/00     $  9,999,684
Deutsche Bank AG.........      10,000       5.03        1/07/00        9,999,922
Rabobank Nederland NV....      10,000       5.32        3/03/00        9,999,183
Societe Generale.........      12,000       5.03        1/14/00       11,999,888
                                                                    ------------
Total Certificates of
 Deposit
 (amortized cost
 $41,998,677)............                                             41,998,677
                                                                    ------------
COMMERCIAL PAPER-57.6%
Abbey National North
 America.................      15,000       6.18        1/10/00       14,976,825
Aegon Funding Corp. .....      10,000       5.75        1/25/00        9,961,667
Alliant Energy Corp. ....      10,000       5.88        2/08/00        9,937,933
Allied Signal, Inc.......      10,000       5.25        2/28/00        9,915,417
Apreco, Inc..............      30,000     5.97-6.12 1/27/00-2/15/00   29,814,467
Atlantis One Funding
 Corp. ..................      20,000     5.80-5.90 1/25/00-1/28/00   19,917,167
Barton Capital Corp......      10,000       6.15        1/14/00        9,977,792
Bear Stearns Cos., Inc...      20,000     5.99-6.43 1/12/00-1/27/00   19,935,258
British
 Telecommunications PLC..      10,000       5.95        1/24/00        9,961,986
Cargill, Inc. ...........      10,000       6.70        1/14/00        9,975,806
Chase Manhattan Corp.....      10,000       5.67        2/07/00        9,941,725
Compass Securitization
 LLC.....................      10,000       6.30        1/12/00        9,980,750
Dean Foods Co. ..........      10,000       5.94        1/18/00        9,971,950
Delaware Funding Corp. ..      20,000     5.83-6.07 1/26/00-2/24/00   19,870,397
Diageo Capital PLC.......      10,000       5.64        1/25/00        9,962,400
Donnelley (R.R.) & Sons
 Co......................      10,000       5.94        1/24/00        9,962,050
DuPont (E.I.) de Nemours
 & Co....................      10,000       5.55        2/11/00        9,936,792
Edison Asset
 Securitization LLP......      20,000       5.85    1/31/00-2/29/00   19,855,375
Estee Lauder Cos., Inc...      10,000       5.77        2/18/00        9,923,133
Falcon Asset
 Securitization, Inc.....      20,000     6.30-6.62 1/07/00-1/21/00   19,952,722
Govco., Inc..............      30,000     5.87-5.95 1/27/00-2/10/00   29,837,442
ING America Insurance
 Holdings, Inc. .........      10,000       5.83        2/17/00        9,923,886
Ipalco Enterprises, Inc..      10,000       5.93        1/20/00        9,968,703
Irish Permanent Treasury
 PLC.....................      20,000     5.90-6.00 2/04/00-2/10/00   19,877,611
Kitty Hawk Funding
 Corp. ..................      30,000     5.44-5.86 1/21/00-2/15/00   29,829,080
Moat Funding LLC.........      10,000       5.95        2/23/00        9,912,403
National Rural Utilities.      10,000       5.78        2/11/00        9,934,172
Park Avenue Receivables
 Corp.+..................      10,000       6.20        1/22/00       10,000,000
Perry IV Funding Corp....      10,000       5.90        1/18/00        9,972,139
Preferred Receivables
 Funding Corp. ..........      10,000       5.97        1/13/00        9,980,100
Riverwoods Funding
 Corp. ..................      10,000       6.00        1/10/00        9,985,000
Rockwell International
 Corp. ..................      10,000       5.73        2/01/00        9,950,658
7-Eleven, Inc............      30,000     5.93-5.95 2/22/00-3/03/00   29,722,978
Silver Tower US Funding
 LLC.....................      30,000     5.90-6.09 2/07/00-3/03/00   29,745,141
Surrey Funding Corp......      10,000       6.15        1/28/00        9,953,875

SunAmerica Money Market Fund
PORTFOLIO OF INVESTMENTS -- December 31, 1999 -- (continued)

                             Principal
                               Amount                                  Value
Security Description       (in thousands)  Rate**      Maturity       (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER-
 (continued)
Weyerhaeuser Co. ........     $10,000       6.34%       2/01/00     $ 10,000,000
Windmill Funding Corp. ..      10,000       5.87        1/28/00        9,955,975
                                                                    ------------
Total Commercial Paper
 (amortized cost
 $532,280,775)...........                                            532,280,775
                                                                    ------------
GOVERNMENT AGENCIES-2.7%
Agency for International
 Development Israel+.....         519       6.03        1/01/00          519,105
Agency for International
 Development Panama+.....       4,265       5.46        1/04/00        4,286,810
Federal Home Loan Bank...      20,000     5.12-6.04 5/17/00-9/01/00   20,000,000
                                                                    ------------
Total Government Agencies
 (amortized cost
 $24,805,915)............                                             24,805,915
                                                                    ------------
MEDIUM TERM NOTES-23.8%
Albertson's, Inc.+.......      10,000       6.44        1/14/00        9,994,644
American Express Credit
 Corp.+..................      20,000       5.70        1/03/00       20,000,000
American Home Products
 Corp.+..................      10,000       6.55        1/23/00        9,998,641
AT&T Corp.+..............      10,000       6.14        1/13/00        9,997,880
BankAmerica Corp.+.......      10,000       5.75        1/03/00       10,000,000
Bear Stearns Cos., Inc.+.      10,000       6.56        1/20/00       10,000,515
Chase Manhattan Corp.+...      10,000       6.39        1/28/00        9,997,453
FCC National Bank........      10,000       5.44        2/23/00        9,999,511
General Motors Acceptance
 Corp.+..................      10,000       6.24        2/02/00       10,000,944
Goldman Sachs & Co. .....      20,000       5.31        2/25/00       20,000,000
Goldman Sachs & Co.+.....      16,000     6.18-6.31 1/14/00-1/26/00   16,000,000
Morgan (J.P.) & Co.,
 Inc.+...................      10,000       6.43        1/10/00        9,999,128
Morgan Stanley Group,
 Inc.+...................      12,000       6.22        2/14/00       12,000,000
Northern Rock PLC+.......      10,000       5.50        3/15/00       10,000,000
Philip Morris Cos.,
 Inc.+...................      22,000       6.15        3/15/00       22,026,515
Sigma Finance Corp. .....      20,000     5.19-5.42 4/27/00-5/24/00   20,000,000
Southtrust Bank+.........      10,000       5.75        1/03/00        9,998,051
                                                                    ------------
Total Medium Term Notes
 (amortized cost
 $220,013,282)...........                                            220,013,282
                                                                    ------------
TAXABLE MUNICIPAL MEDIUM
 TERM NOTES-5.4%
California Pollution
 Control Financing+......       6,500       6.48        1/05/00        6,500,000
Courtyards Mackinaw LLC+.       5,355       6.77        1/06/00        5,355,000
Illinois Student
 Assistance Corp.+.......      21,000       6.50        1/05/00       21,000,000
New Hampshire State
 Industrial Development
 Authority...............      10,000       5.91        1/11/00       10,000,000
Texas G.O.+..............       7,415       6.48        1/06/00        7,415,000
                                                                    ------------
Total Taxable Municipal
 Medium Term Notes
 (amortized cost
 $50,270,000)............                                             50,270,000
                                                                    ------------
Total Investment
 Securities
 (amortized cost
 $869,368,649)...........                                            869,368,649
                                                                    ------------

SunAmerica Money Market Fund
PORTFOLIO OF INVESTMENTS -- December 31, 1999 -- (continued)

                                      Principal
                                        Amount                        Value
Security Description                (in thousands) Rate** Maturity   (Note 2)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-3.9%
Joint Repurchase Agreement
 Account (Note 3)
 (cost $35,560,000).........           $35,560      3.00% 1/03/00  $ 35,560,000
                                                                   ------------
TOTAL INVESTMENTS-
 (amortized cost
 $904,928,649*).............  97.9%                                 904,928,649
Other assets less
 liabilities................   2.1%                                  19,632,483
                             -----                                 ------------
NET ASSETS.................. 100.0%                                $924,561,132
                             =====                                 ============

* At December 31, 1999 the cost of securities for Federal income tax purposes was the same for book purposes
** Rates shown are rates in effect as of December 31, 1999
+ Variable rate security; maturity date reflects the next reset date G.O.-General Obligation

    Portfolio breakdown as a percentage of net assets (excluding Repurchase
                            Agreement) by industry@

Receivable
 Company          21.5%
Finance           17.2
Industrials       16.4
Banking           14.8
Securities
 Holding Company   8.4
Municipalities     5.4

Retail               3.2%
Gov't Agency         2.7
Telecommunications   2.2
Leasing              1.1
Utilities            1.1
                    ----
                    94.0%
                    ====

@ As grouped by Moody's Investors Service Global Short Term Market Record

See Notes to Financial Statements

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1999


Note 1. Organization

  SunAmerica Money Market Fund (the "Fund") is an open-end diversified management investment company organized as a Maryland Corporation. The investment objective of the Fund is to seek as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high quality money market instruments. The Fund is managed by SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc.

  The Fund currently offers three classes of shares. The classes within the Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares-- Offered at the next determined net asset value per share. Class B shares-- Offered at the next determined net asset value per share, although a declining contingent deferred sales charge ("CDSC") may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time are no longer subject to a distribution fee.
  Class II shares-- Offered at the next determined net asset value per share.
                    Certain redemptions made within 18 months of the date of purchase are subject to a contingent deferred sales charge.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B shares and Class II shares are subject to distribution fees.

Note 2. Significant Accounting Policies

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

  Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

  Repurchase Agreements: The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Fund's custodian takes possession of the collateral pledged for investments in

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1999--(continued)

  repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  Securities Transactions, Investment Income and Distributions to
  Shareholders: Securities transactions are recorded as of the trade date. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on sales of investments are calculated on the identified cost basis.

  Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Dividends from net investment income are declared daily and paid monthly.

  Use of Estimates in Financial Statement Preparation: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income or excise tax provisions are required.

  At December 31, 1999, the Fund had a capital loss carryforward available of $39,546 which will expire as follows:

                                       Expiration
             --------------------------------------------------------------------------------------
              2002                2003                          2004                          2006
             ------              -------                       -------                       ------
             $4,386              $11,725                       $15,660                       $7,775

  To the extent that these capital loss carryforwards are utilized to offset future net realized gains on securities transactions, the gain, so offset will not be distributed to the shareholders, to the extent provided by the regulations. The Fund utilized a capital loss carryforward of $737 to offset the Fund's net taxable gains realized and recognized in the year ended December 31, 1999.

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1999--(continued)


  Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer $669 of such capital losses.

Note 3. Joint Repurchase Agreement Account

  As of December 31, 1999, the Fund had a 29.50% undivided interest, which represented $35,560,000 in principal amount, in a repurchase agreement in a joint account with other SunAmerica managed funds. As of such date, the repurchase agreement in the joint account and the collateral therefore was as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 3.00% date 12/31/99 in an aggregate principal amount of $120,533,000, repurchase price $120,563,133 due 1/03/00 collateralized by $50,000,000 U.S. Treasury Notes 6.50% due 8/31/01, $25,000,000 U.S. Treasury Notes 6.88% due 3/31/00, 25,000,000 U.S.
  Treasury Notes 7.25% due 5/15/04 and $20,533,000 U.S. Treasury Notes 5.50% due 3/31/03, approximate aggregate value $122,950,794.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Fund has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo, an indirect wholly owned subsidiary of SunAmerica Inc. Under the Agreement, SAAMCo provides continuous supervision of the Fund's portfolio and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee to SAAMCo is computed daily and payable monthly, at an annual rate of .50% on the first $600 million of the Fund's daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion.

  SunAmerica agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below 1.75% for Class II Shares.

  The Fund has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1999 -- (continued)

  and the shareholders of each class of shares of the Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan". In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares and Class II shares will not be used to subsidize the sale of Class A shares.

  Under the Class B Plan and the Class II Plan the Distributor receives payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class II shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class II Plan may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Fund by their customers. For the year ended December 31, 1999, SACS earned fees of $1,593,585 from the Fund.

  SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class B and Class II shares. For the year ended December 31, 1999, SACS informed the Fund that it received approximately $323,364 in contingent deferred sales charges.

  The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement permits the Fund to reimburse SAFS for costs incurred in providing such services, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Directors. For the year ended December 31, 1999 the Fund (Class A, Class B and Class II) incurred expenses of $1,783,768 to reimburse SAFS pursuant to the terms of the Service Agreement. Of this amount, $166,970 was payable to SAFS at December 31, 1999.

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1999 -- (continued)


Note 5. Capital Share Transactions

  Transactions in shares of each class, all at $1.00 per share, for the year ended December 31, 1999 and for the prior year were as follows:

                                    Class A                       Class B                    Class  II
                         ------------------------------  --------------------------  --------------------------
                            For the         For the        For the       For the       For the       For the
                           year ended      year ended     year ended    year ended    year ended    year ended
                          December 31,    December 31,   December 31,  December 31,  December 31,  December 31,
                              1999            1998           1999          1998          1999          1998
                         --------------  --------------  ------------  ------------  ------------  ------------
  Shares sold...........  3,651,366,704   3,164,014,503   157,679,926   119,850,351   50,008,997    14,608,130
  Reinvested dividends..     32,757,587      27,236,164     1,355,772     1,348,769      186,156        28,248
  Shares redeemed....... (3,490,723,717) (3,015,326,722) (158,760,855) (114,760,361) (43,392,982)  (13,605,120)
                         --------------  --------------  ------------  ------------  -----------   -----------
  Net increase..........    193,400,574     175,923,945       274,843     6,438,759    6,802,171     1,031,258
                         ==============  ==============  ============  ============  ===========   ===========

Note 6. Directors' Retirement Plan

  The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 1999, the Fund had accrued $90,304 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended December 31, 1999 expensed $20,926 for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

SunAmerica Money Market Fund
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

February 16, 2000

SunAmerica Money Market Fund

FASTFACTS . . . Available for your convenience
The easy and convenient way to obtain the most current information on your mutual funds. By calling our toll free number, 1-800-654-4760, you can receive mutual fund information 24 hours a day. If you require any additional information, please call us at 1-800-858-8850 Monday-Friday 8:30 a.m.-7:00 p.m. (Eastern time).
Here's How it Works
All you need is:
 * A Touch-Tone Telephone
 * Your account number
 * Your Personal Identification number "PIN"
(the last four digits of your Social Security number, a tax identification number or a number chosen by you)
 * Your Fund Code

                     CLASS
                  -----------
                   A   B  II
EQUITY FUNDS      --- --- ---
Balanced Assets    51 551 731
Blue Chip Growth  522  22 820
Growth
 Opportunities     71 571 821
Small Company
 Growth            36 536 836
Growth and
 Income            24 524 824
"Dogs" of Wall
 Street           720 730 740

                    CLASS
                 -----------
                  A   B  II
INCOME FUNDS     --- --- ---
U.S. Government
 Securities       70 570 770
Federal
 Securities      534  34 734
Diversified
 Income          580  80 780
High Income       28 228 828
Tax Exempt
 Insured          33 533 733
Money Market      35 535 735

                     CLASS
                  -----------
STYLE SELECT       A   B  II
SERIES            --- --- ---
Aggressive
 Growth           701 711 771
Mid-Cap Growth    702 712 772
Value             704 714 774
International
 Equity           703 713 773
Small-Cap Value   705 715 775
Large-Cap Value   706 716 776
Focused Growth
 and Income       708 728 778
Large-Cap Growth  709 719 779
Focus             722 732 742
Focused Value      37 537 737


Trustees                                  Investment Adviser                              This report is submitted solely for the
 S. James Coppersmith                        SunAmerica Asset Management Corp.            general information of shareholders of
 Samuel M. Eisenstat                         The SunAmerica Center                        the Fund. Distribution of this report to
 Stephen J. Gutman                           733 Third Avenue                             persons other than shareholders of the
 Peter A. Harbeck                            New York, NY 10017-3204                      Fund is authorized only in connection
 Sebastiano Sterpa                                                                        with a currently effective propectus,
                                           Distributor                                    setting forth details of the Fund, which
Officers                                     SunAmerica Capital Services, Inc.            must precede or accompany this report.
 Peter A. Harbeck, President                 The SunAmerica Center
 Brian Wiese, Vice President                 733 Third Avenue
 Robert M. Zakem, Secretary                  New York, 10017-3204
 Peter C. Sutton, Treasurer
 Laura E. Filippone, Assistant Treasurer     Shareholder Servicing Agent
 John T. Genoy, Assistant Treasurer          SunAmerica Fund Services, Inc.
 Donna M. Handel, Assistant Treasurer        The SunAmerica Center
 Cheryl L. Hawthorne, Assistant Treasurer    733 Third Avenue
 Abbe P. Stein, Assistant Secretary          New York, NY 10017-3204
 Peter E. Pisapia, Assistant Secretary
                                           Custodian and Transfer Agent
                                             State Street and Trust Company
                                             P.O. Box 419572
                                             Kansas City, MO 64141-6572


                                                                                          -----------------------
[LOGO] SunAmerica                                                                               PRSRT STD
       Mutual Funds                                                                            U.S POSTAGE
                                                                                                  PAID
    The SunAmerica Center                                                                     LANCASTER, PA
    733 Third Avenue                                                                          PERMIT NO. 1793
    New York, NY  10017-3204                                                               -----------------------


Distributed by:
SunAmerica Capital Services, Inc.
AIG Member of American International Group, Inc.

MM ANN - 12/99